-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 25, 1999

                  STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                       333-51279               13-3633241
----------------------------            -----------          -------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

  245 Park Avenue
  New York, New York                                              10167
 -----------------------                                      -----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-1000
                                                   ----- --------

-----------------------------------------------------------------

Item 5.  Other Events.
----     ------------

     A distribution was made to the Certificateholders of the GMACM Mortgage Loan Trust 1999-J1, Mortgage Pass-Through Certificates, Series 1999-J1, on August 25, 1999. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated July 1, 1999 by and among Structured Asset Mortgage Investments, Inc., as Seller, GMAC Mortgage Corporation, as Servicer, and Norwest Bank Minnesota, N.A., as Trustee.

Item 7.  Financial Statements, Pro Forma Financial

               Information and Exhibits.
               ------------------------

          (a)      Not applicable.

          (b)      Not applicable.

          (c)      Exhibits:

Exhibit 28.1.     August 25, 1999 -
                  Information on Distribution to Certificateholders.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.

                                     By:  /s/ Sara Bonesteel
                                          --------------------------------------
                                          Name:  Sara Bonesteel
                                          Title: Vice President





Dated:  September 14, 1999

                                 Exhibit Index
                                 -------------

Exhibit
-------

28.1.   August 25, 1999 - Information on Distribution to Certificateholders.